SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: June 20, 1997

                        COMTECH CONSOLIDATION GROUP, INC.
                       (f/k/a SUARRO COMMUNICATIONS, INC.)
                        (F/K/A/ SOLUTIONS, INCORPORATED)
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

            0-23512                                     84-1273503
     (Commission File No.)                            (IRS Employer
                                                    Identification No.)

                            10497 Town & Country Way
                                    Suite 460
                              HOUSTON, TEXAS 77024
                              (Address of principal
                               executive offices)

        Registrant's telephone number, including area code: (713)467-7100

                               Page 1 of 4 pages.
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ITEM 1(A). CHANGE IN CONTROL OF REGISTRANT.

         Effective June 3, 1997, pursuant to the affirmative vote of its shareholders Solutions, Incorporated (the "Company") rescinded the August 16, 1996, acquisition of Suarro Communications, Inc. ("Suarro"), a Texas corporation and canceled all 5,200,000 "restricted" common shares of the Company issued to the former shareholders of Suarro, and also appointed new Company officers and directors, Messrs. Lee Goldberg and Julie Studebacker to the Company's Board of Directors and President and Secretary of the Company, respectively.

         Effective June 6, 1997 pursuant to a definitive agreement and the affirmative vote of its shareholders the Company agreed to acquire all of the issued and outstanding securities of Internet Consolidation Group, Inc. ("ICG"), a Texas corporation in exchange for issuance of 5,200,000 "restricted" common shares of the Company to the former shareholders of ICG.

         Pursuant to the terms of the agreement the Company's officers and directors, Lee Goldberg and Julie Studebacker resigned their respective positions in the Company. Messrs. Richard Behlmann and Christopher Balque were appointed to the Company's Board of Directors and President and Secretary of the Company, respectively.

         The percentage of voting securities of the Registrant now beneficially owned directly or indirectly by the entity who acquired control, and the identity of the persons who acquired control is included in the attached Exhibit 2.0, and attached thereto as Exhibit A, are incorporated by reference as if set forth.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective June 3, 1997, the Company rescinded its August 16, 1996, acquisition of Suarro Communications, Inc. ("Suarro"), a Texas corporation and canceled all then issued 5,200,000 "restricted" common shares of the Company issued to the former shareholders of Suarro, and returned all 300,000 shares of the issued and outstanding securities of Suarro to the former shareholders of Suarro, thereby returning both the Company and Suarro to the same position as just prior to the August 16, 1997, transaction reducing the Company's issued and outstanding common shares to 1,000,000 shares.

         Effective June 6, 1997 the Company acquired all of the issued and outstanding securities of Internet Consolidation Group, Inc., consisting of 52,000 shares of common stock. The nature and amount of consideration given in connection with the agreement was the issuance of 5,200,000 shares of "restricted" common stock of the Company to the selling shareholders. The consideration given and
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
received was determined by arms-length negotiations between the principals of the Company and ICG. A complete description of the business of ICG is included in the attached Exhibit 1.0, and attached thereto as Exhibit C , which is incorporated herein as if set forth.

ITEM 5.  OTHER EVENTS.

         As part of the terms of the transaction with ICG, the Company pursuant to the affirmative vote of its shareholders amended its Articles of Incorporation, wherein it amended its name, changing its name to ComTech Consolidation Group, Inc..

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Effective June 6, 1997, Messrs. Lee Goldberg and Julie Studebacker resigned as officers and/or directors of the Company, all of whom constituted the complete Board of Directors of the Company. They were then replaced by Messrs. Richard Behlmann and Christopher Balque. Relevant thereto, there was no disagreement between the resigning directors and the Company concerning any matter relating to the Company's operations, policies or practices.

ITEM 7(i). FINANCIAL STATEMENTS.

         The audited financial statements of the Company for the period ending August 16, 1996, have been included in the Company's Form 8- K/A4 filed with the Securities and Exchange Commission on or about January 16, 1997, and are hereby incorporated by reference thereto as if set forth herein. Additionally, the Registrant hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Registrant shall provide the audited financial statements of the Company for the period from August 16, 1996, the date of the Company,s latest audited financial statements, through to June 6, 1997, to the Commission within sixty (60) days from the date of this Form 8-K.

ITEM 7(ii).  PRO FORMA FINANCIAL STATEMENTS.

         The Company's Pro Forma Combined Financial Statements for the period ended June 6, 1997, are attached hereto and are hereby incorporated by reference thereto as if set forth herein. The Registrant hereby undertakes to file with the Commission an amendment to this Form 8-K wherein the Registrant shall provide its audited combined financial statements for the period ended June 6, 1997, within sixty (60) days after the filing of this Form 8-K.

ITEM 7(iii).  EXHIBITS.

         The following exhibits are attached hereto and is hereby incorporated by reference thereto:
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
Number            Exhibit

 2.0 Share Exchange Agreement and Plan of Reorganization between the Company and Internet Consolidation
                  Group, Inc., dated June 5, 1997.

99.0               The Company's Pro Forma Combined Financial
                  Statements for the period ended June 6, 1997.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         COMTECH CONSOLIDATION GROUP, INC.
         f/k/a SUARRO COMMUNICATIONS, INC.
         f/k/a SOLUTIONS, INCORPORATED


                  By:/s/   Richard Behlmann
                  Richard Behlmann, President

Dated: June 20, 1997
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